                                  SCHEDULE 14A
                                 (RULE 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                     EXCHANGE ACT OF 1934 (AMENDMENT NO.  )

     Filed by the Registrant [X]

     Filed by a Party other than the Registrant [ ]

     Check the appropriate box:

     [ ] Preliminary Proxy Statement        [ ] Confidential, for Use of the
                                                Commission Only (as permitted by
                                                Rule 14a-6(e)(2))
     [X] Definitive Proxy Statement

     [ ] Definitive Additional Materials

     [ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                          JACKSONVILLE BANCORP, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

     [X] No fee required.

     [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
         0-11.

     (1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

     (2) Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

     (4) Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------

     (5) Total fee paid:

--------------------------------------------------------------------------------

     [ ] Fee paid previously with preliminary materials.

     [ ] Check box if any part of the fee is offset as provided by Exchange Act
         Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount previously paid:

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     (2) Form, schedule or registration statement no.:

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     (3) Filing party:

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     (4) Date filed:

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

[JACKSONVILLE BANCORP LOGO]

                                                                 January 2, 1997

Dear Stockholder:

     You are cordially invited to attend the Annual Meeting of Stockholders of Jacksonville Bancorp, Inc. The meeting will be held at the Norman Activity Center, located at 526 East Commerce Street, Jacksonville, Texas, on Wednesday, January 22, 1997 at 10:00 a.m., Central Time. The matters to be considered by stockholders at the Annual Meeting are described in the accompanying materials.

     It is very important that you be represented at the Annual Meeting regardless of the number of shares you own or whether you are able to attend the meeting in person. We urge you to mark, sign, and date your proxy card today and return it in the envelope provided, even if you plan to attend the Annual Meeting. This will not prevent you from voting in person, but will ensure that your vote is counted if you are unable to attend.

     Your continued support of and interest in Jacksonville Bancorp, Inc. are sincerely appreciated.

                                          Sincerely,

                                          /s/ CHARLES BROADWAY

                                          Charles Broadway
                                          Chief Executive Officer

                           JACKSONVILLE BANCORP, INC.
                          COMMERCE AND NECHES STREETS
                           JACKSONVILLE, TEXAS 75766
                                 (903) 586-9861

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                         TO BE HELD ON JANUARY 22, 1997

     NOTICE IS HEREBY GIVEN that an Annual Meeting of Stockholders of Jacksonville Bancorp, Inc, ("Company") will be held at the Norman Activity Center, located at 526 East Commerce Street, Jacksonville, Texas on Wednesday, January 22, 1997, at 10:00 a.m., Central Time, for the following purposes, all of which are more completely set forth in the accompanying Proxy Statement:

          1. To elect three directors of the Company for a three-year term and until their successors are elected and qualified;

          2. To ratify the appointment of Henry & Peters, P.C. as the Association's independent auditors for the fiscal year ending September 30, 1997; and

          3. To transact such other business as may properly come before the meeting or any adjournment thereof.

     The Board of Directors of the Company has fixed December 6, 1996 as the voting record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting. Only those stockholders of record as of the close of business on that date will be entitled to vote at the Annual Meeting or at any such adjournment.

                                          BY ORDER OF THE BOARD OF DIRECTORS
                                          /s/ SANDRA THOMPSON
                                          Sandra Thompson, Secretary

January 2, 1997
Jacksonville, Texas

     YOU ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING. IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED REGARDLESS OF THE NUMBER YOU OWN. EVEN IF YOU PLAN TO BE PRESENT, YOU ARE URGED TO COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY PROMPTLY IN THE ENVELOPE PROVIDED. IF YOU ATTEND THIS MEETING, YOU MAY VOTE EITHER IN PERSON OR BY YOUR PROXY. ANY PROXY GIVEN MAY BE REVOKED BY YOU IN WRITING OR IN PERSON AT ANY TIME PRIOR TO THE EXERCISE THEREOF.

                           JACKSONVILLE BANCORP, INC.

                   ------------------------------------------

                                PROXY STATEMENT

                   ------------------------------------------

                         ANNUAL MEETING OF STOCKHOLDERS

                                JANUARY 22, 1997

GENERAL

     This Proxy Statement is being furnished to the stockholders of the Company in connection with the solicitation of proxies by the Board of Directors for use at its Annual Meeting of Stockholders ("Annual Meeting") to be held at the Norman Activity Center, located at 526 East Commerce Street, Jacksonville, Texas, on Wednesday, January 22, 1997, at 10:00 a.m., Central Time, and at any adjournment thereof, for the purposes set forth in the Notice of Annual Meeting of Stockholders. This Proxy Statement is first being mailed to stockholders on or about January 2, 1997.

VOTING RIGHTS

     Only the holders of record of the outstanding shares of the common stock, $0.01 par value per share, of the Company ("Common Stock") at the close of business on December 6, 1996 (the "Voting Record Date") will be entitled to notice of and to vote at the Annual Meeting. At such date, there were 2,664,265 shares of Common Stock issued and outstanding.

     Each share of Common Stock is entitled to one vote at the Annual Meeting on all matters properly presented at the meeting. Directors are elected by a plurality of the votes cast with a quorum present. The affirmative vote of the holders of a majority of the total votes present, in person or by proxy, at the Annual Meeting is required for approval of the proposal to ratify the independent auditors. The presence, either in person or by proxy, of the holders of a majority of the shares of Common Stock outstanding on the Voting Record Date is necessary to constitute a quorum at the Annual Meeting. Abstentions are considered in determining the presence of a quorum, but abstentions and broker non-votes will not effect the vote required to approve the proposals presented at the Annual Meeting.

PROXIES

     Shares of Common Stock represented by properly executed proxies, if such proxies are received in time and not revoked, will be voted in accordance with the instructions indicated on the proxies. IF NO INSTRUCTIONS ARE INDICATED, SUCH PROXIES WILL BE VOTED FOR THE NOMINEES FOR DIRECTOR DESCRIBED HEREIN, THE OTHER MATTERS DESCRIBED BELOW AND, IN THE DISCRETION OF THE PROXY HOLDER, AS TO ANY OTHER MATTER WHICH MAY PROPERLY COME BEFORE THE ANNUAL MEETING. ANY HOLDER OF COMMON STOCK WHO RETURNS A SIGNED PROXY BUT FAILS TO PROVIDE INSTRUCTIONS AS TO THE MANNER IN WHICH SUCH SHARES ARE TO BE VOTED WILL BE DEEMED TO HAVE VOTED IN FAVOR OF THE MATTERS SET FORTH IN THE PRECEDING SENTENCE.

     A Company stockholder who has given a proxy may revoke it at any time prior to its exercise at the Annual Meeting by (i) giving written notice of revocation to the Secretary of the Company (ii) properly submitting to the Company a duly-executed proxy bearing a later date, or (iii) attending the Annual Meeting and voting in person. All written notices of revocation and other communications with respect to revocation of proxies should be addressed as follows:
Jacksonville Bancorp, Inc., Commerce and Neches Streets, Jacksonville, Texas 75766, Attention: Secretary.

BENEFICIAL OWNERSHIP

     The following table sets forth information as to the Common Stock beneficially owned, as of December 6, 1996, by the only persons or entities known to the Company to be the beneficial owners of more than 5% of the Common Stock and by all directors and officers of the Company as a group.

                                                                            AMOUNT AND
                                                                              NATURE
                                                                                OF         PERCENT
                                                                            BENEFICIAL       OF
                  NAME AND ADDRESS OF BENEFICIAL OWNER                     OWNERSHIP(1)     CLASS
------------------------------------------------------------------------   ------------    -------
Jacksonville Bancorp, Inc. Employee Stock Ownership Plan................      202,048        7.6%
Commerce and Neches Streets
Jacksonville, Texas 75766
All directors and officers of the Company as a group (six persons)......      219,147(2)     8.1%

---------------
(1) Pursuant to rules promulgated by the Securities and Exchange Commission ("SEC") under the Securities Exchange Act of 1934, as amended ("Exchange Act"), a person or entity is considered to beneficially own shares of Common Stock if the person or entity has or shares (i) voting power, which includes the power to vote or to direct the voting of the shares, or (ii) investment power, which includes the power to dispose or direct the disposition of the shares. Unless otherwise indicated, a person or entity has sole voting and sole investment power with respect to the indicated shares. Shares which are subject to stock options and which may be exercised within 60 days of the Voting Record Date are deemed to be outstanding for the purpose of computing the percentage of Common Stock beneficially owned by such person.

(2) Includes in the case of all directors and officers of the Company as a group, (i) exercisable options to purchase 46,533 shares pursuant to the Company's 1994 Stock Incentive Plan and 1994 Directors' Stock Option Plan;
    (ii) 5,638 shares of Common Stock which were awarded to certain officers of the Company pursuant to the Company's 1994 Management Recognition Plan ("MRP"); and (iii) 5,244 shares of Common Stock allocated to the account of the officers in the Company's Employee Stock Ownership Plan (the "ESOP").

               INFORMATION WITH RESPECT TO NOMINEES FOR DIRECTOR

ELECTION OF DIRECTORS

     The Bylaws of the Company provide that the Board of Directors shall be divided into three classes which are as equal in number as possible, and that the members of each class of directors are to be elected for a term of three years and until their successors are elected and qualified.

     At the Annual Meeting, stockholders of the Company will be asked to elect three directors of the Company for a three-year term and until their successors are elected and qualified. The nominees for election as directors were selected by the Nominating Committee of the Board of Directors and, each nominee currently serves as a director of the Company. There are no arrangements or understandings between the persons named and any other person pursuant to which such person was selected as a nominee for election as a director at the Annual Meeting. No director or nominee for director is related to any other director or executive officer of the Company by blood, marriage or adoption, other than that W.G. Brown and Dr. Joe Tollett are cousins and that Robert F. Brown is the son of W.G. Brown and the nephew of Dr. Joe Tollett.

     If any person named as nominee should be unable or unwilling to stand for election at the time of the Annual Meeting, the proxies will nominate and vote for any replacement nominee or nominees recommended by the Board of Directors of the Company. At this time, the Board of Directors knows of no reason why any of the nominees may not be able to serve as a director if elected.

               INFORMATION WITH RESPECT TO NOMINEES FOR DIRECTOR
                       AND DIRECTORS WHOSE TERMS CONTINUE

     The following tables present information concerning each nominee for director and each director whose term continues and reflects his tenure as a director of the Company, his principal occupation during the past five years as well as the number of shares of Common Stock beneficially owned by each such person as of the Voting Record Date.

                   NOMINEES FOR DIRECTOR FOR THREE-YEAR TERM

                                                                                            COMMON STOCK
                                                                                            BENEFICIALLY
                                                 POSITION WITH                              OWNED AS OF
                                              THE ASSOCIATION AND                       DECEMBER 6, 1996(1)
                                              PRINCIPAL OCCUPATION
                                                   DURING THE               DIRECTOR    --------------------
            NAME                AGE             PAST FIVE YEARS              SINCE        NO.          %
-----------------------------   ---    ----------------------------------   --------    --------      ---
Jerry M. Chancellor..........   54     Director and Executive Vice            1984        25,339(2)      0.9%
                                       President (since 1983) of the
                                         Association
Bill W. Taylor...............   55     Director and Senior Vice President     1993        28,784(3)      1.1
                                         (since 1984) of the Association
Dr. Joe Tollett..............   68     Director; Retired pediatrician         1973        28,750(4)      1.1

                     DIRECTORS WITH TERMS EXPIRING IN 1998

                                                                                            COMMON STOCK
                                                                                            BENEFICIALLY
                                                 POSITION WITH                              OWNED AS OF
                                              THE ASSOCIATION AND                       DECEMBER 6, 1996(1)
                                              PRINCIPAL OCCUPATION
                                                   DURING THE               DIRECTOR    --------------------
            NAME                AGE             PAST FIVE YEARS              SINCE        NO.          %
-----------------------------   ---    ----------------------------------   --------    --------      ---
Ray W. Beall.................   68     Director, Retired, formerly senior     1966        26,320(5)      1.0%
                                         executive for Beall's Department
                                         Store
Robert F. Brown..............   48     Manager, Brown Lumber Industries,      1995        17,462(6)      0.7
                                         Jacksonville, Texas, since 1994;
                                         partner of Shapiro-Brown,
                                         Dallas, Texas, a management
                                         company for multi-family
                                         properties

                     DIRECTORS WITH TERMS EXPIRING IN 1999

                                                                                            COMMON STOCK
                                                                                            BENEFICIALLY
                                                 POSITION WITH                              OWNED AS OF
                                              THE ASSOCIATION AND                       DECEMBER 6, 1996(1)
                                              PRINCIPAL OCCUPATION
                                                   DURING THE               DIRECTOR    --------------------
            NAME                AGE             PAST FIVE YEARS              SINCE        NO.          %
-----------------------------   ---    ----------------------------------   --------    --------      ---
Charles Broadway.............   63     Director, President and Chief          1981        36,559(7)      1.4%
                                         Executive Officer (since 1983)
                                         of the Association
W.G. Brown...................   77     Chairman of the Board and              1953        55,933(8)      2.1
                                         Director; Owner of Brown Lumber
                                         Industries, Jacksonville, Texas

                   THE BOARD OF DIRECTORS RECOMMENDS THAT THE
                        NOMINEES BE ELECTED AS DIRECTORS
---------------
(1) Based on information furnished by the respective individuals. Pursuant to rules promulgated by the SEC under the Exchange Act, a person or entity is considered to beneficially own shares of Common Stock if the person or entity has or shares (i) voting power, which includes the power to vote or to direct the voting of the shares, or (ii) investment power, which includes the power to dispose or direct the disposition of the shares. Unless otherwise indicated, a person or entity has sole voting and sole investment power with respect to the indicated shares. Shares which are subject to stock options and which may be exercised within 60 days of the Voting Record Date are deemed to be outstanding for the purpose of computing the percentage of Common Stock beneficially owned by such person.

(2) Includes 10,223 shares which may be acquired upon the exercise of outstanding stock options, 1,753 shares of restricted stock granted pursuant to the 1994 MRP which are scheduled to vest on March 31, 1997 and 1,709 shares allocated to his account in the ESOP.

(3) Includes 808 shares held jointly with Mr. Taylor's children, 383 shares held by his wife, 8,130 shares which may be acquired upon the exercise of outstanding stock options, 1,583 shares of restricted stock granted pursuant to the 1994 MRP which are scheduled to vest on March 31, 1997 and 1,369 shares allocated to his account in the ESOP.

(4) Includes 3,630 shares held by Dr. Tollett's wife, 3,804 shares held jointly with his wife, 9,030 shares held in a family trust and 5,178 shares which may be acquired upon the exercise of stock options.

(5) Includes 5,178 shares which may be acquired upon the exercise of stock options.

(6) Includes 10,000 shares held in trust for his children.

(7) Includes 15,945 shares held jointly with Mr. Broadway's wife, 12,646 shares which may be acquired upon the exercise of stock options, 2,302 shares of restricted stock granted pursuant to the 1994 MRP which are scheduled to vest on March 31, 1997 and 2,166 shares allocated to his account in the ESOP.

(8) Includes 423 shares held as custodian for Mr. Brown's children, 35,446 shares held by a company which Mr. Brown owns, 14,886 shares held in a family trust and 5,178 shares which may be acquired upon the exercise of stock options.

     On October 22, 1996, the Company's shareholders approved the 1996 Stock Option Plan and the 1996 Management Recognition Plan. On that date following the approval of the plans, grants of restricted stock and stock options were made to the Company's directors and executive officers.

THE BOARD OF DIRECTORS AND ITS COMMITTEES

     Regular meetings of the Board of Directors of the Company are held once a month and special meetings of the Board of Directors of the Company are held from time-to-time as needed. There were 14 meetings of the Board of Directors of the Company held during fiscal 1996. No director attended fewer than 75% of the total number of meetings of the Board of Directors of the Company held during fiscal 1996 and the total number of meetings held by all committees of the Board on which the director served during such year.

     The Company's business is primarily conducted through Jacksonville Savings & Loan Association ("Jacksonville"), a Texas-chartered savings and loan association and a wholly owned subsidiary of the Company. The Board of Directors of Jacksonville has established various committees, including Audit, Investment, REO Disposition and Salary committees.

     The Audit Committee reviews and makes recommendations regarding Jacksonville's annual audit and meets on an as needed basis. The Audit Committee currently consists of Messrs. Brown and Taylor. The Audit Committee met once in fiscal 1996.

     The REO Disposition Committee reviews proposed real estate owned transactions and marketing strategies for approval and approves the disposition of particular parcels of real estate owned. The REO Disposition Committee currently consists of each member of the Board of Directors. The REO Disposition Committee meets quarterly and met four times in fiscal 1996.

     The Salary Committee reviews and makes recommendations to the Board on employee salaries. The Salary Committee currently consists of Ray Beall, Charles Broadway, W.G. Brown, Dr. Joe Tollett and Jerry Chancellor. The Salary Committee meets on an as needed basis and met three times in fiscal 1996.

     Jacksonville's Board of Directors generally reviews and makes recommendations with respect to investment policies and practices. In the absence of such Board action, the Investment Committee, currently consisting of Messrs. Broadway and Taylor and Dr. Tollett, has the authority to act in such capacity. In fiscal 1996, there were 16 meetings of the Investment Committee.

     The entire board of directors serves as the Nominating Committee and each year nominates individuals for election as directors of the Company. The Nominating Committee met once time during fiscal 1996.

DIRECTORS' COMPENSATION

     During the fiscal year ended September 30, 1996, each member of the Board of Directors was paid $600 for each Board meeting attended. During the same period, each member of a Board Committee described above, who is an outside director was paid $200 per meeting attended. Committee members otherwise do not receive any fees for committee meetings.

     The Company also maintains the 1994 Directors' Stock Option Plan and the 1996 Stock Option Plan pursuant to which non-employee directors of the Company were granted options to purchase an aggregate of 47,601 shares of Common Stock at an exercise price of $10.00 per share. In addition, the Company maintains the 1996 MRP pursuant to which non-employee directors of the Company (other than Robert F. Brown) were granted an aggregate of 9,708 shares of restricted stock and Messrs. Broadway, Chancellor and Taylor were granted 7,554, 12,020, and 11,407 shares of restricted stock, respectively.

                             EXECUTIVE COMPENSATION

SUMMARY

     The following table sets forth a summary of certain information concerning the compensation awarded to or paid by [JACKSONVILLE] for services rendered in all capacities during the last two fiscal years to the President and Chief Executive Officer of [JACKSONVILLE] and any other executive officer of [JACKSONVILLE] who received salary and bonuses aggregating more than $100,000 during the last fiscal year.

                           SUMMARY COMPENSATION TABLE

------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
                                                ANNUAL COMPENSATION                       LONG TERM COMPENSATION
                                     -----------------------------------------     ------------------------------------
                                                                                            AWARDS              PAYOUTS
                                                                                   -------------------------    -------
                                                                    OTHER                         RESTRICTED
        NAME AND                                                   ANNUAL                           STOCK        LTIP
   PRINCIPAL POSITION       YEAR     SALARY(1)      BONUS      COMPENSATION(2)     OPTIONS(3)     AWARDS(4)     PAYOUTS
-----------------------------------------------------------------------------------------------------------------------
Charles Broadway........    1996     $116,816      $20,323           --                  --        $    --        --
Chief Executive Officer     1995      116,816       20,323           --                  --             --        --
                            1994      113,672       29,596           --              13,393         48,670        --
-----------------------------------------------------------------------------------------------------------------------
Jerry M. Chancellor(6)..    1996     $ 94,856      $16,408           --                  --        $    --        --
President                   1995       94,856       16,408           --                  --             --        --
                            1994       94,676       23,897           --              10,826         37,060        --

        NAME AND           ALL OTHER
   PRINCIPAL POSITION     COMPENSATION
---------------------------------------
Charles Broadway........    $ 40,872(5)
Chief Executive Officer       13,255
                              13,445
---------------------------------------
Jerry M. Chancellor(6)..    $ 29,346(7)
President                      7,556
                               7,709
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------

---------------
(1) Includes directors fees and fees for services as an officer and director of JS&L Corp., a subsidiary of Jacksonville.

(2) Does not include amounts attributable to miscellaneous benefits received by the named executive officer, including the payment of club membership dues. The costs to Jacksonville of providing such benefits to the named executive officer during the year ended September 30, 1996 did not exceed the lesser of $50,000 or 10% of the total of annual salary and bonus reported for such individual.

(3) Consists of awards granted pursuant to the Association's 1994 Stock Incentive Plan during the year ended September 30, 1994.

(4) Includes the grant of 4,867 and 3,706 shares of restricted Common Stock during the year ended September 30, 1994 to Messrs. Broadway and Chancellor pursuant to the 1994 MRP. After being exchanged pursuant to the exchange ratio of 1.41785 as a result of Jacksonville's "second step" conversion (the "Conversion and Reorganization") in fiscal 1996, the restricted shares granted to Messrs. Broadway and Chanceller had a fair market value of approximately $87,975 and $66,988 at September 30, 1996, respectively. The shares granted pursuant to the 1994 MRP vest over a three-year period at the rate of 33% per year, commencing on March 31, 1995, and the named executive officer is entitled to all voting and other stockholder rights (including the right to receive dividends) with respect to such shares.

(5) Includes (i) a premium of $9,597 paid to fund a deferred compensation plan,
    (ii) a matching contribution of $3,658 Jacksonville pursuant to a defined contribution thrift plan and (iii) 2,166 shares allocated to Mr. Broadway's account in the Company's ESOP which shares had a market value of $27,617 at September 30, 1996.

(6) Mr. Chancellor became president of the Company and Jacksonville on July 9, prior to that date, Mr. Broadway had served as president and chief executive officer.

(7) Includes (i) a premium of $4,602 paid to fund a deferred compensation plan,
    (ii) a matching contribution of $2,954 Jacksonville pursuant to a defined contribution thrift plan and (iii) 1,709 shares allocated to Mr. Chancellor's account in the Company's ESOP which shares had a market value of $21,790 at September 30, 1996.

STOCK OPTIONS

     The following table sets forth certain information concerning exercises of stock options granted pursuant to the Company's 1994 Stock Incentive Plan by the named executive officers during the year ended September 30, 1996 and options held at September 30, 1995.

------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------
                               AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                                         AND YEAR END OPTION VALUES
------------------------------------------------------------------------------------------------------------
                                                                                   NUMBER OF
                                                                                   EXERCISABLE   VALUE OF
                                                    SHARES                          OPTIONS     EXERCISABLE
                                                  ACQUIRED ON                         AT        OPTIONS AT
                      NAME                         EXERCISE      VALUE REALIZED    YEAR END     YEAR END(1)
------------------------------------------------------------------------------------------------------------
Charles Broadway.............................       $--              $--           12,646       $72,082
------------------------------------------------------------------------------------------------------------
Jerry M. Chancellor..........................       $--              $--           10,223       $58,271
------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------

---------------
(1) Based on a per share market price of $12.75 as of September 30, 1996 as adjusted for the exchange of Jacksonville common stock for Company Common Stock in the Conversion and Reorganization.

EMPLOYMENT AGREEMENTS

     The Company has entered into employment agreements will Messrs. Broadway, Chancellor and Taylor (the "Executives"). The employment agreements provide each officer with a three-year term of employment subject to additional one-year extensions at the discretion of the Board of Directors.

     The employment agreements are terminable with or without cause by the Company. The Executives have no right to compensation or other benefits pursuant to the employment agreement for any period after voluntary termination or termination by the Company for cause, disability, retirement or death. However, in the event that (i) an Executive terminates his employment because of failure of the Company to comply with any material provision of the employment agreement or (ii) the employment agreement was terminated by an Executive for Good Reason, as defined, an Executive would be entitled to 3.00 or 2.99 times, respectively, the average annual compensation, as defined, paid to him by the Company during the five most recent taxable years ending during the calendar year in which the notice of termination occurs or such portion of such period in which the Executive served as an employee of the Company as well as continued participation in employee benefit plans of the Company until the expiration of the remaining term of employment. "Good Reason" is generally defined in the employment agreements to include failure to comply with a material portion of the agreements or the assignment by the Company to the Executive of any duties which are materially inconsistent with the Executive's positions, duties, responsibilities and status with the Company prior to a change of control of the Company.

     The employment agreements provide that in the event that any of the payments to be made thereunder or otherwise upon termination of employment by the Executive following a change in control are deemed to constitute "excess parachute payments" within the meaning of Section 280G of the Code, then such payments and benefits received thereunder would be reduced, in the manner determined by the Company, by the amount, if any, which is the minimum necessary to result in no portion of the payments and benefits being non-deductible by the Company for federal income tax purposes. Excess parachute payments generally would be defined as payments in excess of three times the recipient's average annual compensation from the Company includable in the recipient's gross income during the most recent five taxable years ending before the date on which a change in control of the Company or other triggering events occurred ("base amount"). A recipient of excess parachute payments is subject to a 20% excise tax on the amount by which such payments exceed the base amount, in addition to regular income taxes, and payments in excess of the base amount would not be deductible by the Company as compensation expense of federal income tax purposes.

     Although the above-described employment agreements could increase the cost of any acquisition of control of the Company, management does not believe that the terms thereof would have a significant anti-takeover effect.

INDEBTEDNESS OF MANAGEMENT

     Jacksonville, in the ordinary course of business, makes available to its directors and executive officers mortgage loans on their primary residences, consumer loans and loans on their savings accounts. Such loans are made on the same terms as comparable loans to other borrowers.

               RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS

     The Board of Directors of the Company has appointed Henry & Peters, P.C. as independent auditors for the Company for the year ending September 30, 1997, and further directed that the selection of auditors be submitted for ratification by the stockholders at the Annual Meeting. The Company has been advised by Henry & Peters, P.C. that neither the firm nor any of its associates has any relationship with the Company other than the usual relationship that exists between independent public accountants and clients. Henry & Peters, P.C. will have representatives at the Annual Meeting who will have an opportunity to make a statement, if they so desire, and will be available to respond to appropriate questions.

     THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE RATIFICATION OF THE APPOINTMENT OF HENRY & PETERS, P.C., AS INDEPENDENT AUDITORS FOR THE YEAR ENDING SEPTEMBER 30, 1997.

                                 OTHER MATTERS

     Management is not aware of any business to come before the Annual Meeting other than those matters described in this Proxy Statement. However, if any other matters should properly come before the Annual Meeting, it is intended that the proxies solicited hereby will be voted with respect to those other matters in accordance with the judgment of the persons voting the proxies.

     The cost of solicitation of proxies will be borne by the Company. The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of the Common Stock. In addition to solicitations by mail, directors, officers and employees of the Company may solicit proxies personally or by telephone without additional compensation.

                             STOCKHOLDER PROPOSALS

     Any proposal which a stockholder wishes to have included in the proxy solicitation materials to be used in connection with the next Annual Meeting of Stockholders of the Company must be received at the office of the Company no later than November 2, 1997. If such proposal is in compliance with all of the requirements of Rule 14a-8 under the Exchange Act, it will be included in the Proxy Statement and set forth on the form of proxy issued for the next Annual Meeting of Stockholders. It is urged that any such proposals be sent by certified mail, return receipt requested.

                    ANNUAL REPORTS AND FINANCIAL STATEMENTS

     Stockholders of the Company as of the record date for the Annual Meeting are being forwarded a copy of the Company's Annual Report to Stockholders for the year ended September 30, 1996 ("Annual Report"). Included in the Annual Report are the financial statements of the Company as of September 30, 1996 and 1995 and for each of the years in the three-year period ended September 30, 1996, prepared in accordance with generally accepted accounting principles, and the related report of the Company's independent public accountants. The Annual Report is not a part of this Proxy Statement.

     UPON RECEIPT OF A WRITTEN REQUEST, THE COMPANY WILL FURNISH TO ANY STOCKHOLDER WITHOUT CHARGE A COPY OF ITS ANNUAL REPORT ON FORM 10-K FILED WITH THE SECURITIES AND EXCHANGE COMMISSION UNDER THE EXCHANGE ACT FOR THE YEAR ENDED SEPTEMBER 30, 1996. UPON WRITTEN REQUEST, THE COMPANY WILL FURNISH TO ANY SUCH STOCKHOLDER A COPY OF THE EXHIBITS TO THE ANNUAL REPORT ON FORM 10-K. SUCH WRITTEN REQUESTS SHOULD BE DIRECTED TO JACKSONVILLE BANCORP, INC., COMMERCE AND NECHES STREETS, JACKSONVILLE, TEXAS 75766, ATTENTION: SECRETARY. THE ANNUAL REPORT ON FORM 10-K IS NOT A PART OF THIS PROXY STATEMENT.

                               REVOCABLE PROXY
                         JACKSONVILLE BANCORP, INC.

        THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF JACKSONVILLE BANCORP, INC. FOR USE ONLY AT THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON JANUARY 22, 1997 AND AT ANY ADJOURNMENT THEREOF.

        The undersigned hereby appoints the Board of Directors of the Company, or any successors thereto, as proxies, with full powers of substitution, to vote the shares of the undersigned at the Annual Meeting of Stockholders of the Company to be held at the Norman Activity Center, located at 526 East Commerce Street, Jacksonville, Texas, on January 22, 1997, at 10:00 a.m., Central Time, or at any adjournment thereof, with all the powers that the undersigned would possess if personally present, as specified on the reverse side.

        The Board of Directors recommends that you vote FOR the Board of Directors' nominees listed on the reverse side and FOR Proposal 2. You are encouraged to specify your choices by marking the appropriate boxes on the reverse side, but you need not mark any boxes if you wish to vote in accordance with the Board of Directors' recommendations. This proxy may not be voted for any person who is not a nominee of the Board of Directors of the Company. THIS PROXY MAY BE REVOKED AT ANY TIME BEFORE IT IS EXERCISED.

        Shares of common stock of the Company will be voted as specified. IF NO SPECIFICATION IS MADE, SHARES WILL BE VOTED FOR THE ELECTION OF THE BOARD OF DIRECTORS' NOMINEES TO THE BOARD OF DIRECTORS, FOR PROPOSAL 2. AND OTHERWISE AT THE DISCRETION OF THE PROXIES.

                (CONTINUED AND TO BE SIGNED ON REVERSE SIDE)

                            FOLD AND DETACH HERE

                                                              Please mark
                                                              your vote as
                                                              indicated in
                                                              this example
                                                                             /X/


1.  Election of Directors     Nominees for three year term: Jerry M. Chancellor;
                              Bill W. Taylor; and Dr. Joe Tollett

     FOR all nominees          WITHHOLD authority
   listed to the right      to vote for all nominees
   (except as marked to       listed to the right
      the contrary)

          / /                        / /

     To withhold authority to vote for any individual nominee, write the name of the nominee in the space below:


     --------------------------------------------------------------------------

2. Proposal to ratify the appointment of Henry & Peters, P.C. as the Company's independent auditors for the year ended September 30, 1997.


                   FOR         AGAINST        ABSTAIN

                    / /          / /            / /

                             In their discretion, the proxies are authorized to vote with respect to the election of any person as a director if the nominee is unable to serve or for good cause will not serve, matters incident to the conduct of the meeting, and upon such other matters as may properly come before the meeting.

                             The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders of Jacksonville Bancorp, Inc. called for January 22, 1997, a Proxy Statement for the Annual Meeting and the 1996 Annual Report to Stockholders.

                             Dated:                                      , 1997
                                    -------------------------------------


                             --------------------------------------------------


                             --------------------------------------------------
                             Signature(s)

                             PLEASE SIGN EXACTLY AS YOUR NAME(S) APPEAR ON THIS PROXY. ONLY ONE SIGNATURE IS REQUIRED IN THE CASE OF A JOINT ACCOUNT. WHEN SIGNING IN A REPRESENTATIVE CAPACITY, PLEASE GIVE TITLE.

PLEASE MARK, SIGN, DATE AND PROMPTLY RETURN THIS PROXY CARD USING THE ENCLOSED ENVELOPE